EXHIBIT A
SUBSCRIPTION AGREEMENT
AND
LETTER OF INVESTMENT INTENT

The Small Business Company, Inc.
674 Via de La Valle, Suite 226
Solana Beach, California 92075

Gentlemen:

The undersigned irrevocably subscribe(s) for and agrees to purchase the number of investment units (“Units”) indicated below (above the signature(s) of the undersigned) of The Small Business Company, Inc., an Delaware corporation (“Company”), each Unit consisting of a $25,000 subordinated convertible debenture (“Debenture”) and a warrant (“Warrant”) to purchase 25,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), upon the terms and conditions set forth below. A check payable to “The Small Business Company, Inc. Escrow Account” in the amount of the full purchase price of the Units subscribed for is enclosed herewith. The undersigned agree(s) that the Company has the right to reject any subscription for Units for any reason and will promptly return the funds delivered herewith in the event that this subscription is rejected. The undersigned acknowledge(s) that the Company and any placement agent will rely upon the accuracy and completeness of the representations contained herein in complying with applicable securities laws and agrees to notify the Company immediately of any material change in such information.

Each of the undersigned acknowledges and represents as follows:

(a) That the undersigned has conducted his/her/its own due diligence investigation of the Company and its Stock, and has received and reviewed the private placement memorandum of the Company, dated February 16, 2007 (“Memorandum”), relating to the offering, and reviewed such books, financial statements, records, business plans, resumes of officers and directors, and other information as the undersigned deems relevant and desirable to aid in his/her/its evaluation of opportunities and risks of investing in the Units;

(b) That the undersigned (i) believes that he/she/it, either alone or with the assistance of his/her/its professional advisor(s), has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Units and (ii) has obtained, to the extent he/she/it deems necessary, his/her/its own personal professional advice with respect to the risks associated with (and suitability of) an investment in the Units in light of his/her/its economic condition and financial needs;

(c) That the undersigned has been given access to full and complete information regarding the Company and has utilized such access to his/her/its satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Memorandum; and particularly, the undersigned has either met or been given a reasonable opportunity to meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering of Units and to obtain any additional information to the extent reasonably available, necessary to verify the accuracy of information provided in the Memorandum;

(d) That the undersigned (i) recognizes that the Units (including the Debentures and the Warrants) as an investment involve a high degree of risk, including, but not limited to, the risks described in the Memorandum under the caption “Risk Factors,” and (ii) is in financial position to be able to bear the economic risk and withstand a complete loss of his/her/its investment;

(e) That the undersigned realizes that (i) the Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) are an illiquid investment; (ii) purchasers of Units must bear the economic risk of investment indefinitely because such securities have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available; (iii) there is presently no public market for the Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) and the undersigned may not be able to liquidate his/her/its investment in the event of an emergency or pledge securities as collateral security for loans; and (iv) the transferability of Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants ) and (A) requires conformity with the restrictions contained in paragraph 2, below, and (B) will be further restricted by a legend placed on the certificates representing Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants), stating that the securities represented thereby have not been registered under the Securities Act and referencing the restrictions on the transferability of such securities.

(f) The undersigned has been advised that the Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) have not been registered under the Securities Act or applicable state securities laws, but are being offered and sold pursuant to exemptions from such registration, and that your reliance upon such exemptions is predicated in part on the representations and warranties of the undersigned that (i) any Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) purchased are for his/her/its own account, for investment, and without the intention of reselling or redistributing the same, (ii) he/she/it has made no agreement with others regarding any Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) purchased and (iii) his/her/its financial condition is such that it is not likely that it will be necessary to dispose of any Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, the purchase of Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) and for which such securities are pledged as security, would represent an intent inconsistent with the foregoing representations. The undersigned further represents and agrees that if, contrary to his/her/its foregoing intentions, he/she/it should later desire to dispose of or transfer any Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) in any manner, he/she/it shall not do so without first obtaining (i) opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made insofar as Company's liability is concerned without registration of such securities for such purpose under the Securities Act and applicable state securities laws, or (ii) such registration.

ALL INFORMATION SUPPLIED IN RESPONSE TO PARAGRAPHS 2 THROUGH 10
WILL BE TREATED AS CONFIDENTIAL.

1.  This offering is limited to subscribers who are “accredited investors” (as defined in Rule 501 of Regulation D promulgated by the Common Stock and Exchange Commission under the Securities Act). The undersigned represents and warrants that he/she/it or the purchaser named in this Agreement comes within each category marked below. The undersigned agrees to promptly furnish any additional information which the Company deems necessary to form a reasonable belief as to the status of the undersigned as an accredited or non-accredited investor.

2.              INDICATE EACH INVESTOR CATEGORY WHICH DESCRIBES THE UNDERSIGNED
BY PLACING AN “X” IN THE APPROPRIATE BOX(ES).

The undersigned is an “accredited investor” as defined in Rule 502(b) of Regulation D, promulgated under the Securities Act of 1933 because (select all that apply):

☐	a natural person (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his/her spouse, presently and at the time of purchase exceeds $1,000,000.

Note. Calculate net worth to include equity in personal property and real estate, including your principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value less debt secured by such property.

☐
a natural person (not a partnership, corporation, etc.) who had an individual income in excess of $200,000, or joint income of more than $300,000 when income of his/her spouse is included, in each of the last two years (including foreign income, tax exempt income and full amount of capital gains against losses) and reasonably expects the same level of income in the current year.

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) with investment decisions made by a plan fiduciary which is a bank, savings and loan association, insurance company or registered investment advisor, or (ii) with total assets in excess of $5,000,000, or (iii) which is a self-directed plan with investment decisions made solely by accredited investors.

☐	a corporation, business trust, or partnership, not formed for the purpose of acquiring the securities subscribed for, with total assets in excess of $5,000,000.

(Description of Entity)

☐	a director or an executive officer of the Company.

☐
a trust, with total assets in excess of $5,000,000, whose investment decisions are made by sophisticated persons as described in Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

☐	other category defined as an “accredited investor” under Item 502(b) of Regulation D.

(Description of Entity)

Note. If relying upon this category, please specify the category relied upon.

☐	an entity all the equity owners of which are “accredited investors” within one or more of the above categories.

(Description of Entity)

ALL INFORMATION SUPPLIED IN RESPONSE TO PARAGRAPHS 2 THROUGH 10
WILL BE TREATED AS CONFIDENTIAL.

INFORMATION REQUIRED OF ALL PROSPECTIVE INVESTORS. (If a particular question is not applicable, insert "N/A." Attach additional pages as needed.)

Name:	Soc. Sec. No.:
Name:	Soc. Sec. No.:
Street:	Telephone:
City:	Cell Phone:
State:	Fax No.:
Zip:	E-Mail:

REGISTRATION OF SECURITIES. (Fill out if different than above, e.g. for trusts, pension plans, etc.):

Name of Registered Holder(s)	Federal I.D. No.

Street Address	Telephone Number

City, State, Zip Code	Web Site

OWNERSHIP:	☐ Individually	☐ Marital Prop	☐ JtTenRtSurv	☐ TenCom	☐ Other
	☐ Corporation	☐ Partnership	☐ Trust	☐ IRA	☐ Qualified Plan

Notice to the Undersigned: If Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) are to be registered jointly, all owners must sign. For IRAs/Qualified Plans, the trustee must sign. Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with rights of survivorship and not as tenants in common. Each subscriber certifies that he/she/it has full capacity to enter into this Agreement. This subscription is subject to acceptance by the Company and will not be accepted unless accompanied by payment in full.

WITHHOLDING CERTIFICATION

Each of the undersigned certifies under penalty of perjury that:

(1) The Social Security Number or other Federal Tax I.D. Number entered above is correct.

(2) The undersigned is not subject to backup withholding because:

(a) The IRS has not informed the undersigned that he/she/it is subject to backup withholding.
(b) The IRS has notified the undersigned that he/she/it is no longer subject to backup withholding.
Note: If this statement is not true and you are subject to backup withholding, strike out section (2).

FURTHER REPRESENTATIONS OF EACH SUBSCRIBER

Investment Experience

3.  The undersigned has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the securities offered in the Memorandum without the assistance of a purchaser representative.

4.  The undersigned has sufficient knowledge and experience in making “investment decisions” to invest in this offering.

Investment Goals

5.  The investment needs and objectives of the undersigned include speculation in the hope for capital appreciation from this investment. Any prior instructions to a broker dealer or on a new account form are deemed amended consistent with this goal.

No Reliance on Forward Looking Information

6.  The undersigned acknowledges that forward looking information, such as Company financial projections, product or service development plans, marketing plans, financial budgets or project plans, or of any other forward looking information obtained from the Company are at best an indication of management hopes and aspirations, and should not be viewed as an assurance that the securities sold herein will achieve any particular value at a future date or that they can be sold at a profit. No one can assure or has guaranteed ultimate success of the business of the Company or of the investment made hereby. The undersigned agrees to disregard and not rely on forward looking information when making an investment decision in the securities.

Private Character of Offering

7.  The undersigned did not learn of the availability of the offering of securities described in the Memorandum from either the Company or any person acting on its behalf, through any form of general solicitation or advertising, including by illustration but not in limitation of the foregoing, by virtue of membership in any organization that communicates investment opportunities to its members through use of one or more means of mass communication.

8.  The undersigned is informed of the significance to you of the foregoing representations, and they are made with the intention that you and each placement agent will rely upon them. The undersigned agrees to notify you and your placement agent promptly of any material change in the information provided herein. The undersigned agrees to indemnify you and your officers, directors, controlling persons and agents against all loss, liability, costs and expenses (including reasonable attorneys’ fees) arising as result of any misrepresentations made by me in this Agreement, of my breach of this Agreement, or of my transfer of the securities purchased hereunder in violation of federal and/or applicable state securities laws. The undersigned also agrees that the representations, certifications, and agreements set forth in this Agreement shall survive the purchase and delivery of the Stock.

8. The undersigned ☐is ☐is not currently the holder of securities issued by the Company or its affiliates.

9.The undersigned, if other than a natural person, makes the following additional representations:

1.
the undersigned was not organized for the specific purpose of acquiring Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) and

2.
this Agreement has been duly authorized by all necessary action on the part of the undersigned, duly executed by an authorized representative thereof, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

10. All covenants, agreements, representations and warranties made in this Agreement shall survive the delivery of the Units (including the Debentures, the Warrants and Common Stock issued upon the conversion of Debentures or the exercise of Warrants) being purchased hereunder to the undersigned and the payment therefore and, notwithstanding any prior or subsequent investigation made by the Company or the undersigned or by others on behalf of either of them, shall continue in full force and effect. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements in this Agreement contained by or on behalf of the Company, or by or on behalf of the undersigned, shall bind and inure to the benefit of the successors and assigns of each party.

SECURITIES SUBSCRIBED FOR:

________ Units

Amount Invested: $_______________________

SUBSCRIBER SIGNATURES

SIGNATURE OF INDIVIDUAL SUBSCRIBERS (All proposed record holders must sign).
Date:

	(Signature)	(Signature)

CORPORATIONS, PARTNERSHIPS, TRUST AND IRAS/QUALIFIED PLANS (Certificate of Signatory must be completed.)

I certify that I am fully authorized and empowered by the Entity to execute this Subscription Agreement and to purchase the securities described herein, and that this Subscription Agreement has been duly executed by me on behalf of the Entity and constitutes a valid and binding obligation of the Entity in accordance with its terms.

Date:
(Print or Type Name of Entity)

(Signature of Authorized Representative)

(Title or Position of Authorized Representative)

COMPANY ACCEPTANCE
Subscription Accepted ☐ Rejected ☐	The Small Business Company, Inc.
Dated:
(Signature)